UBS Life Insurance Company USA

Administrative Office:	Mailing Address:
1001 State Street, Suite 1400	P.O. Box 1795
Erie, PA 16501-1834	Erie, PA 16507-0795

1-800-986-0088

UBS Life

February 25, 2016

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:         UBS Life Insurance Company USA Separate Account
File No. 811-07536
Filing Under Rule 30b2-1

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual report of the underlying management investment company, the AllianceBernstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on February 24, 2016, the AllianceBernstein Variable Product Series Fund (811-05398) filed its semi-annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.

Sincerely,

/s/ Patricia M. Landau

Patricia M. Landau
President
UBS Life Insurance Company USA

cc:  Frederick R. Bellamy